Select Fund
Summary Prospectus February 28, 2026, as supplemented June 30, 2026

Class	Investor	I	Y
Ticker	DHTAX	DHLTX	DHTYX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated February 28, 2026, each as supplemented, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to https://diamond-hill.com/documents, email a request to info@diamond-hill.com, call 888-226-5595, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

Investment Objective

The investment objective of the Diamond Hill Select Fund (the “Fund” or the “Select Fund”) is to provide long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)
None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Investor	Class I	Class Y
Management fees	0.70%	0.70%	0.70%
Distribution (12b-1) fees	0.25%	None	None
Other expenses
Administration fees[1]	0.22%	0.18%	0.05%
Other expenses	0.01%	0.01%	0.01%
Total Other expenses	0.23%	0.19%	0.06%
Total annual fund operating expenses	1.18%	0.89%	0.76%

[1]	Administration fees for Investor and Class I shares have been restated to reflect current expenses.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor	$120	$375	$649	$1,432
Class I	91	284	493	1,096
Class Y	78	243	422	942

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.

Principal Investment Strategy

The Fund, under normal market conditions, invests its assets in U.S. equity securities of any size capitalization that Diamond Hill Capital Management, Inc. (the “Adviser”) believes are undervalued. Equity securities consist of common and preferred stocks. The Fund is non-diversified and intends to focus its investments in a limited number of securities.

The Adviser focuses on estimating a company’s value independent of its current stock price. To estimate a company’s value, the Adviser focuses on the fundamental economic drivers of the business. The primary focus is on “bottom-up” analysis, which takes into consideration earnings, revenue growth, operating margins and other economic factors. The Adviser also considers the level of industry competition, the regulatory environment, the threat of technological obsolescence, and a variety of other industry factors. If the Adviser’s estimate of a company’s value differs sufficiently from the current market price, the company may be an attractive investment opportunity. In constructing a portfolio of securities, the Adviser is not constrained by the sector or industry weights in the benchmark. The Adviser relies on individual stock selection and discipline in the investment process to add value. The highest portfolio security weights are assigned to companies where the Adviser has the highest level of conviction.

Once a holding is selected, the Adviser continues to monitor the company’s strategies, financial performance and competitive environment. The Adviser may sell a security as it reaches the Adviser’s estimate of the company’s value if it believes that the company’s earnings, revenue growth, operating margin or other economic factors are deteriorating or if it identifies a stock that it believes offers a better investment opportunity.

DIAMOND HILL FUNDS | SUMMARY PROSPECTUS | FEBRUARY 28, 2026, AS SUPPLEMENTED JUNE 30, 2026 | DIAMOND-HILL.COM

Select Fund Summary	As of February 28, 2026, as supplemented June 30, 2026

Main Risks

All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. Below are the main risks of investing in the Fund. All of the risks listed below are significant to the Fund, regardless of the order in which they appear.

Current Market Environment Risk Various sectors of the financial markets may experience an extended period of adverse conditions. Market uncertainty can increase dramatically, and these conditions may result in disruptions of the equity markets, periods of reduced liquidity, greater general volatility, and a contraction of availability of credit and lack of price transparency.

Focused Portfolio Risk The Fund may have more volatility and is considered to have more risk than a Fund that invests in securities of a greater number of issuers because changes in the value of a single issuer’s security may have a more significant effect, either positive or negative, on the Fund’s net asset value.

Management Risk The Adviser’s judgments about the attractiveness, value, and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect, and there is no guarantee that individual companies will perform as anticipated. The value of an individual company can be more volatile than the market as a whole, and the Adviser’s intrinsic value-oriented approach may fail to produce the intended results.

Market Risk The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the Fund, particular industries or overall securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value. A variety of factors including interest rate levels, recessions, inflation, U.S. economic growth, war or acts of terrorism, natural disasters, political events, supply chain disruptions, trade barriers, staff shortages and widespread public health issues affect the securities markets. These events may cause volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. In addition, governmental responses to these events may negatively impact the capabilities of the Fund’s service providers, disrupt the Fund’s operations, result in substantial market volatility and adversely impact the prices and liquidity of the Fund’s investments.

Sector Emphasis Risk The Fund, from time to time, may invest 25% or more of its assets in one or more sectors, subjecting the Fund to sector emphasis risk. This risk is that the Fund is subject to a greater risk of loss due to adverse economic, business or other developments affecting a specific sector in which the Fund has a focused position, than if its investments were diversified across a greater number of industry sectors. Some sectors possess particular risks that may not affect other sectors.

Small Cap and Mid Cap Company Risk Investments in small and mid cap companies may be riskier than investments in larger, more established companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, small and mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short-term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Performance

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility - or variability - of the Fund’s annual total returns over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in the Fund. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available by visiting www.diamond-hill.com or by calling 888-226-5595.

CLASS I ANNUAL TOTAL RETURN-YEARS ENDED 12/31

Best Quarter:	4Q 2020, +24.65%
Worst Quarter:	1Q 2020, -34.01%

DIAMOND HILL FUNDS | SUMMARY PROSPECTUS | FEBRUARY 28, 2026, AS SUPPLEMENTED JUNE 30, 2026 | DIAMOND-HILL.COM

Select Fund Summary	As of February 28, 2026, as supplemented June 30, 2026

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/25

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are shown for Class I shares only and will vary from the after-tax returns for the other share classes.

	Inception Date of Class	One Year	Five Year	Ten Year
Class I Before Taxes	12/30/05	13.58%	13.13%	12.41%
After Taxes on Distributions		11.51	11.37	11.14
After Taxes on Distributions and Sale of Fund Shares		9.55	10.18	10.01
Investor Before Taxes	12/30/05	13.29	12.79	12.08
Class Y Before Taxes	12/30/11	13.72	13.26	12.54
Russell 3000® Index		17.15	13.15	14.29

The Fund’s broad-based securities market index is the Russell 3000® Index, which measures the performance of roughly 3,000 of the largest U.S. companies based on total market capitalization. The Russell 3000® Index also represents an index of securities that reflect the market sectors in which the Fund invests and is utilized by the Adviser for measuring performance.

The index is unmanaged, market capitalization weighted, includes net reinvested dividends, does not reflect fees or expenses (which would lower the return), and is not available for direct investment.

Portfolio Management

Investment Adviser
Diamond Hill Capital Management, Inc.

Portfolio Managers
Anthony Philipp
Portfolio Manager
since 6/2026

Richard Snowdon
Portfolio Manager
since 1/2013

Christopher Welch
Portfolio Manager
since 6/2026

Buying and Selling Fund Shares

Minimum Initial Investment
Investor and Class I: $2,500
Class Y: $500,000

To Place Orders	Regular Mail: Diamond Hill Select Fund P.O. Box 46707 Cincinnati, OH 45246 Phone: 888-226-5595
Overnight Delivery: Diamond Hill Select Fund 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Phone: 888-226-5595

Transaction Policies

In general, you can buy or sell (redeem) shares of the Fund by mail or phone on any business day. You can generally pay for shares by check or wire. You may be charged wire fees or other transaction fees; ask your financial professional. When selling shares, you will receive a check, unless you request a wire. You may also buy and sell shares through a financial professional.

Dividends, Capital Gains and Taxes

The Fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. However, you may be subject to tax when you withdraw monies from a tax-advantaged plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares (other than Class Y shares) through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

SUM-SL-063026

DIAMOND HILL FUNDS | SUMMARY PROSPECTUS | FEBRUARY 28, 2026, AS SUPPLEMENTED JUNE 30, 2026 | DIAMOND-HILL.COM